UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

INDYMAC MBS, INC.

(Exact name of registrant as specified in its charter)

333-132042

(Commission File Number)

Delaware	95-4791925
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

155 North Lake Avenue, Pasadena, California 91101

(Address of principal executive offices, with zip code)

(800) 669-2300

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.2 and 23.2	Opinion and Consent of Heller Ehrman LLP
2	8.2 and 23.2	Opinion and Consent of Heller Ehrman LLP

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

Date: June 14, 2006	By: /s/ Victor H. Woodworth
Name:	Victor H. Woodworth
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.2 and 23.2	Opinion and Consent of Heller Ehrman LLP
2	8.2 and 23.2	Opinion and Consent of Heller Ehrman LLP